                               BIOTHERAPIES, INC.
                          (A DEVELOPMENT STAGE COMPANY)
--------------------------------------------------------------------------------
                                FINANCIAL REPORT
                                DECEMBER 31, 1999

BIOTHERAPIES, INC.
(A DEVELOPMENT STAGE COMPANY)
--------------------------------------------------------------------------------

                                    CONTENTS


REPORT LETTER                                                                 1

FINANCIAL STATEMENTS

    Balance Sheet                                                             2

    Statement of Operations                                                   3

    Statement of Changes in Stockholders' Equity (Deficit)                    4

    Statement of Cash Flows                                                   5

    Notes to Financial Statements                                           6-14

                          Independent Auditor's Report




To the Directors and Stockholders
Biotherapies, Inc.


We have audited the accompanying balance sheet of Biotherapies, Inc. (a development stage company) as of December 31, 1999 and the related statements of operations, changes in stockholders' equity (deficit) and cash flows for the year then ended and for the period from March 1, 1995 (inception) to December 31, 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Biotherapies, Inc. at December 31, 1999 and the results of its operations and its cash flows for the year then ended and for the period from March 1, 1995 (inception) to December 31, 1999, in conformity with generally accepted accounting principles.



                                                         /s/ Plante & Moran, LLP

April 13, 2000

BIOTHERAPIES, INC.
(A DEVELOPMENT STAGE COMPANY)
--------------------------------------------------------------------------------
                                                                   BALANCE SHEET
                                                               DECEMBER 31, 1999

                                     ASSETS

CURRENT ASSETS
  Cash                                                      $    42,420
  Other current assets                                            9,597
                                                            -----------
    Total current assets                                         52,017

PROPERTY, PLANT AND EQUIPMENT - Net (Note 3)                    198,385

OTHER ASSETS
  Deposits                                                        5,409
  Intangible assets - Net (Note 2)                               66,919
  Investment in joint ventures (Note 7)                          59,813
                                                            -----------
    Total other assets                                          132,141
                                                            -----------
    Total assets                                            $   382,543
                                                            -----------
                                                            -----------

                      LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
  Accounts payable                                          $   144,691
  Accrued liabilities                                             1,085
  Current portion of capital lease obligation (Note 5)           16,882
                                                            -----------
  Total current                                                 162,658

LONG-TERM LIABILITIES
  Capital lease obligation - Net of current portion
    (Note 5)                                                     30,578
  Licensing agreement payable (Note 6)                           24,358
                                                            -----------
    Total long-term                                              54,936

STOCKHOLDERS' EQUITY

  Class A common stock - Voting, no par value:
    Authorized - 1,430,000 shares
    Issued and outstanding - 907,810 shares                   2,410,398
  Series A preferred stock - Voting, no par
    Authorized - 10,000 shares
    Issued and outstanding - 10,000 shares                       26,552
  Paid-in capital - Stock options                               249,501
  Deferred advisory board expense                               (58,477)
  Deficit accumulated during development stage               (2,463,025)
                                                            -----------
    Total stockholders' equity                                  164,949
                                                            -----------
    Total liabilities and stockholders' equity              $   382,543
                                                            -----------
                                                            -----------


See Notes to Financial Statements.     2

BIOTHERAPIES, INC.
(A DEVELOPMENT STAGE COMPANY)
--------------------------------------------------------------------------------
                                                         STATEMENT OF OPERATIONS


                                                                    MARCH 1, 1995
                                                     YEAR ENDED    (INCEPTION) TO
                                                    DECEMBER 31,    DECEMBER 31,
                                                       1999             1999
                                                    -----------      -----------
REVENUE
  Research revenue                                  $ 1,250,000      $ 1,735,000
  Equity in earnings of joint ventures (Note 7)          59,813           59,813
  Management fee                                         50,000           50,000
  Other income                                            8,953           13,292
                                                    -----------      -----------
    Total revenue                                     1,368,766        1,858,105

RESEARCH AND DEVELOPMENT EXPENSES                    (1,741,024)      (3,122,043)

SELLING AND ADMINISTRATIVE EXPENSES                    (436,833)      (1,199,087)

PROVISION FOR INCOME TAXES                                 --               --
                                                    -----------      -----------
NET LOSS                                            $  (809,091)     $(2,463,025)
                                                    -----------      -----------
                                                    -----------      -----------



See Notes to Financial Statements.     3

BIOTHERAPIES, INC.
(A DEVELOPMENT STAGE COMPANY)
--------------------------------------------------------------------------------
                          STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY (DEFICIT)


                                             Class A                   Series A                                          Deficit
                                           Common Stock             Preferred Stock       Paid-in       Deferred       Accumulated
                                    ------------------------   ------------------------   Capital-      Advisory          During
                                      Number                     Number                    Stock       and Legal       Development
                                    of Shares       Amount     of Shares      Amount      Options       Expenses          Stage
                                    ---------    -----------   ---------   -----------  -----------    -----------    -----------

BALANCE - March 1, 1995
  - Issued 60,000 common shares
  at $.05 per share                    60,000   $     3,000          --    $      --             $-   $      --              $-
Net loss for the period ended
  December 31, 1995                      --            --            --           --           --            --         (29,277)
                                      -------   -----------        ------  -----------  -----------   -----------   -----------
BALANCE - December 31, 1995            60,000         3,000          --           --           --            --         (29,277)
Net loss for the six months
  ended June 30, 1996                    --            --            --           --           --            --         (65,820)
                                      -------   -----------        ------  -----------  -----------   -----------   -----------
BALANCE - June 30, 1996                60,000         3,000          --           --           --            --         (95,097)
1.7 for 1 stock split                  42,000          --            --           --           --            --            --
Issued 13,640 common shares
  at $5.00 per share                   13,640        68,200          --           --            --            --
Issued 12,320 common shares
  at $25.00 per share                  12,320       308,000          --           --            --            --
10,000 common shares granted
  under the nonqualified stock
  option plan (Note 8)                   --            --            --           --        249,500      (249,500)         --
3,250 shares exercised under
  the nonqualified stock
  option plan (Note 8)                  3,250        81,250          --           --        (81,088)         --            --
Recognition of legal and
  advisory board expense                 --            --            --           --           --         191,242          --
Net loss for the year ended
  June 30, 1997                          --            --            --           --           --            --        (462,828)
                                      -------   -----------        ------  -----------  -----------   -----------   -----------
BALANCE - June 30, 1997               131,210       460,450          --        168,412      (58,258)     (557,925)       12,679
Issued 41,200 common shares
  at $25.00 per share less
  commission of $97,500                41,200       932,500          --           --           --            --            --
3,500 shares exercised under
  the nonqualified stock option
  plan (Note 8)                         3,500        87,500          --           --        (87,324)         --            --
4,250 common shares granted
  under the nonqualified stock
  option plan (Note 8)                   --            --            --           --        106,038      (106,038)         --
5 for 1 stock split                   703,640          --            --           --           --            --            --
Issued 9,260 common shares
  at $25.00 per share                   9,260       231,500          --           --           --            --            --
Recognition of legal and
  advisory board expense                 --            --            --           --           --         164,296          --
Net loss for the 18-month
  period ended December 31, 1998         --            --            --           --           --            --      (1,096,009)
                                      -------   -----------        ------  -----------  -----------   -----------   -----------
BALANCE - December 31, 1998           888,810     1,711,950          --           --        187,126          --      (1,653,934)
Issued 29,000 common shares
  at $25.00 per share                  29,000       725,000          --           --           --            --            --
Recapitalization (Note 13)            (10,000)      (26,552)       10,000       26,552         --            --            --
2,500 common shares granted
  under the nonqualified stock
  option plan (Note 8)                   --            --            --           --         62,375       (62,375)         --
Recognition of advisory
  board expense                          --            --            --           --           --           3,898          --
Net loss for the year ended
 December 31, 1999                       --            --            --           --           --            --        (809,091)
                                      -------   -----------        ------  -----------  -----------   -----------   -----------
BALANCE - December 31, 1999           907,810   $ 2,410,398        10,000  $    26,552  $   249,501   $   (58,477)  $(2,463,025)
                                      -------   -----------        ------  -----------  -----------   -----------   -----------
                                      -------   -----------        ------  -----------  -----------   -----------   -----------

                                       Deficit
                                        Total
                                    Stockholders'
                                       Equity
                                      (Deficit)
                                    -------------
BALANCE - March 1, 1995
  - Issued 60,000 common shares
  at $.05 per share                   $     3,000
Net loss for the period ended
  December 31, 1995                       (29,277)
                                      -----------
BALANCE - December 31, 1995               (26,277)
Net loss for the six months
  ended June 30, 1996                     (65,820)
                                      -----------
BALANCE - June 30, 1996                   (92,097)
1.7 for 1 stock split                        --
Issued 13,640 common shares
  at per share                             68,200
Issued 12,320 common shares
  at per share                            308,000
10,000 common shares granted
  under the nonqualified stock
  option plan (Note 8)                       --
3,250 shares exercised under
  the nonqualified stock
  option plan (Note 8)                        162
Recognition of legal and
  advisory board expense                  191,242
Net loss for the year ended
  June 30, 1997                          (462,828)
                                      -----------
BALANCE - June 30, 1997                    12,679
Issued 41,200 common shares
  at $25.00 per share less
  commission of $97,500                   932,500
3,500 shares exercised under
  the nonqualified stock option
  plan (Note 8)                               176
4,250 common shares granted
  under the nonqualified stock
  option plan (Note 8)                       --
5 for 1 stock split                          --
Issued 9,260 common shares
  at $25.00 per share                     231,500
Recognition of legal and
  advisory board expense                  164,296
Net loss for the 18-month
  period ended December 31, 1998       (1,096,009)
                                      -----------
BALANCE - December 31, 1998               245,142
Issued 29,000 common shares
  at $25.00 per share                     725,000
Recapitalization (Note 13)                   --
2,500 common shares granted
  under the nonqualified stock
  option plan (Note 8)                       --
Recognition of advisory
  board expense                             3,898
Net loss for the year ended
 December 31, 1999                       (809,091)
                                      -----------
BALANCE - December 31, 1999           $   164,949
                                      -----------



See Notes to Financial Statements.     4

BIOTHERAPIES, INC.
(A DEVELOPMENT STAGE COMPANY)
--------------------------------------------------------------------------------
                                                         STATEMENT OF CASH FLOWS


                                                           YEAR ENDED     MARCH 1, 1995
                                                          DECEMBER 31,   (INCEPTION) TO
                                                              1999       DECEMBER 31, 1999
                                                          -----------      -----------
CASH FLOWS FROM OPERATING ACTIVITIES
  Net loss                                                $  (809,091)     $(2,463,025)
  Adjustments to reconcile net loss to net cash from
    operating activities:
      Legal and advisory stock option expense                   3,898          359,436
      Depreciation                                             64,009          141,823
      Amortization                                              4,133           18,250
      Equity in earnings of joint ventures                    (59,813)         (59,813)
      (Increase) decrease in assets:
        Other current assets                                     --             (9,597)
        Deposits                                                  550           (5,409)
      Increase (decrease) in liabilities:
        Accounts payable                                       55,795          144,691
        Accrued liabilities                                    (1,836)           1,084
        Other current liabilities                              (8,131)            --
                                                          -----------      -----------
          Net cash used in operating activities              (750,486)      (1,872,560)

CASH FLOWS FROM INVESTING ACTIVITIES
  Payments in connection with patents                            --            (18,537)
  Pur chase of equipment                                      (85,107)        (246,724)
  Organization costs incurred                                    --             (2,520)
                                                          -----------      -----------
    Net cash used in investing activities                     (85,107)        (267,781)

CASH FLOWS FROM FINANCING ACTIVITIES
  Proceeds from issuance of stock                             725,000        2,268,538
  Payments on capital lease                                   (18,394)         (46,023)
  Payments on licensing agreement                             (20,358)         (39,754)
                                                          -----------      -----------
    Net cash provided by financing activities                 686,248        2,182,761

NET INCREASE (DECREASE) IN CASH                              (149,345)          42,420

CASH - Beginning of period                                    191,765             --
                                                          -----------      -----------
CASH - End of period                                      $    42,420      $    42,420
                                                          -----------      -----------
                                                          -----------      -----------




See Notes to Financial Statements.     5

BIOTHERAPIES, INC.
(A DEVELOPMENT STAGE COMPANY)
--------------------------------------------------------------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                               DECEMBER 31, 1999

NOTE 1 - NATURE OF BUSINESS AND SIGNIFICANT ACCOUNTING POLICIES

         NATURE OF BUSINESS - The operations of Biotherapies, Inc. (the "Company") consist of developing, testing and producing biotechnology products. The principal product that the Company is developing is a protein that will be used as a cancer treatment in the health care industry on a worldwide basis.

         USE OF ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

         EXPENSE CLASSIFICATION - Salaries and other expenses have been allocated between research and development and selling and administrative on various bases and estimates. Although the methods of allocation are considered appropriate, other methods could be used that would produce different amounts.

         PROPERTY, PLANT AND EQUIPMENT - Property, plant and equipment are stated at cost. Depreciation is computed using accelerated methods over the estimated useful lives of the related assets.

         STOCK - Stock includes both Class A voting common stock and Series A voting preferred stock. Characteristics of Series A preferred stock include the right to transfer such shares solely to a member of the Series A stockholder group and the right to convert the shares to common stock upon the designation of the holder. In addition, the shares are automatically convertible to common shares upon certain specified events. The Series A preferred stock also has a voting preference that ensures the stock will maintain 26 percent of the Company's total voting shares. The 10,000 authorized and issued shares of Series A preferred stock are owned by the Company's chief executive officer and principal stockholder.

         INCOME TAXES - A current tax liability or asset is recognized for the estimated taxes payable or refundable on tax returns for the year. Deferred tax liabilities or assets are recognized for the estimated future tax effects of temporary differences between book and tax accounting and operating loss and tax credit carryforwards.

         RESEARCH AND DEVELOPMENT - Research and development costs are expensed when incurred. Included in expenses was $1,741,024 of such costs for the year ended December 31, 1999 and $3,122,043 for the period from inception to December 31, 1999.

BIOTHERAPIES, INC.
(A DEVELOPMENT STAGE COMPANY)
--------------------------------------------------------------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                               DECEMBER 31, 1999

NOTE 1 - NATURE OF BUSINESS AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

         INTANGIBLE ASSETS - Intangible assets consist of patent and licensing agreement costs.

         STOCK-BASED COMPENSATION - The Company has issued stock options under a nonqualified stock option plan. Stock options are accounted for using the intrinsic value-based method, where compensation cost is the excess of the market price of the underlying stock of the grant date over the exercise price of an option.

NOTE 2 - INTANGIBLE ASSETS

         Total cost                              $82,649
         Less accumulated amortization            15,730
                                                 -------
         Net carrying amount                     $66,919
                                                 -------
                                                 -------

         Amortization expense on intangible assets totaled $4,133 for the year ended December 31, 1999 and $18,250 for the period from inception to December 31, 1999.

NOTE 3 - PROPERTY, PLANT AND EQUIPMENT

         Cost of property, plant and equipment is summarized as follows:

         Furniture and equipment                 $291,897
         Leasehold improvements                    48,311
                                                 --------
         Total cost                               340,208

         Less accumulated depreciation            141,823
                                                 --------
         Net carrying amount                     $198,385
                                                 --------
                                                 --------


         Depreciation expense totaled $64,009 for the year ended December 31, 1999 and $141,823 for the period from inception to December 31, 1999.

BIOTHERAPIES, INC.
(A DEVELOPMENT STAGE COMPANY)
--------------------------------------------------------------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                               DECEMBER 31, 1999


NOTE 4 - LINE OF CREDIT

         The Company has a $50,000 available line of credit, bearing interest at .25 percent above the bank's prime rate (effective rate being 8.75 percent at December 31, 1999). Borrowings are due on demand and are collateralized by all assets of the Company and the personal guarantee of certain stockholders of the Company. There were no loans outstanding on the line of credit at December 31, 1999.

NOTE 5 - CAPITAL LEASE COMMITMENT

         The Company has recorded the lease of certain equipment as capital leases. The leases are recorded at the net present value of the Company's lease payments over the lease terms. The items are included with property, plant and equipment at a cost of $93,483 and accumulated depreciation of $47,821 at December 31, 1999. The future minimum lease payments are as follows:

         Years Ending
         December 31                              Amount
         -----------                              ------
             2000                                $21,234
             2001                                 15,593
             2002                                 11,103
             2003                                  7,308
                                                 -------
                Total                             55,238
                Amount representing interest       7,778
                                                 -------
                Subtotal                          47,460
                Current portion                   16,882
                                                 -------
                Long-term portion                $30,578
                                                 -------
                                                 -------

         Total interest expense for the year ended December 31, 1999 was $22,213 and $61,910 for the period from inception to December 31, 1999.

BIOTHERAPIES, INC.
(A DEVELOPMENT STAGE COMPANY)
--------------------------------------------------------------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                               DECEMBER 31, 1999


NOTE 6 - TECHNOLOGY LICENSING AGREEMENT

         The Company has entered into an agreement with an unrelated third party to obtain the rights to certain medical technologies. At December 31, 1999, a patent has not been issued. The Company has also agreed to attaining certain "milestones," including, but not limited to, obtaining certain levels of equity investment and proceeding with clinical trials of the product. In the event that these "milestones" do not occur within the timetable outlined in the agreement, the third party has the option to terminate the agreement and rescind the license rights conveyed within it.

         The Company has also agreed to the following financial obligations in connection with this agreement:

         Once sales begin, the Company has an obligation to pay 4 percent of net sales (for the product licensed under this agreement) and 1.5 percent of net sales of all other sales of the Company and its affiliates.

         The Company also has an obligation to pay 15 percent of gross sublicensing revenue. At December 31, 1999, the Company did not have any sales or sublicensing sales.

         The Company has also agreed to pay an agreed-upon amount at intervals through December 31, 2002. The Company has recorded this note payable at its discounted net present value. The future obligations in connection with this note are as follows:

         YEARS ENDING
          DECEMBER 31                         PRINCIPAL INTEREST    TOTAL
          -----------                         ------------------    -----
             2000                                   $-        $-        $-
             2001                               11,633     2,285    13,918
             2002                               12,725     1,192    13,917
                                               -------   -------   -------
                    Total                       24,358     3,477    27,835

                    Less current portion          --        --        --
                                               -------   -------   -------
                    Long-term portion          $24,358   $ 3,477   $27,835
                                               -------   -------   -------
                                               -------   -------   -------



         The Company has capitalized the net present value of the above note and is amortizing it over an estimated useful life of 20 years.

BIOTHERAPIES, INC.
(A DEVELOPMENT STAGE COMPANY)
--------------------------------------------------------------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                               DECEMBER 31, 1999

NOTE 7 - INVESTMENT IN JOINT VENTURES

         The Company has a 50 percent interest in two joint ventures that operate as Biomedical Diagnostics, LLC and BioMed Technologies, LLC. These interests were acquired by contributing technology to which the Company had developed or held the rights.

         Investments in joint ventures are carried at cost, adjusted for the Company's proportionate share of their undistributed earnings or losses. Investments at December 31, 1999 consist of the following:

                                                  BIOMEDICAL         BIOMED
                                                 DIAGNOSTICS,     TECHNOLOGIES,
                                                      LLC             LLC             TOTAL
                                                 -----------      -----------      -----------
         Current assets                          $   986,513      $     3,979      $   990,492
         Property, plant and equipment               145,160             --            145,160
         Other assets                                  1,400             --              1,400
                                                 -----------      -----------      -----------
             Total assets                          1,133,073            3,979        1,137,052
                                                 -----------      -----------      -----------
                                                 -----------      -----------      -----------

         Current liabilities                           9,174            3,979           13,153
         Capital lease obligation                      4,272             --              4,272
                                                 -----------      -----------      -----------
             Total liabilities                        13,446            3,979           17,425
                                                 -----------      -----------      -----------

         Members' equity                         $ 1,119,627      $      --        $ 1,119,627
                                                 -----------      -----------      -----------
                                                 -----------      -----------      -----------
         Sales                                   $      --        $      --        $      --
                                                 -----------      -----------      -----------
                                                 -----------      -----------      -----------
         Net loss                                $  (380,373)     $  (115,000)     $  (495,373)
                                                 -----------      -----------      -----------
                                                 -----------      -----------      -----------

BIOTHERAPIES, INC.
(A DEVELOPMENT STAGE COMPANY)
--------------------------------------------------------------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                               DECEMBER 31, 1999

NOTE 7 - INVESTMENT IN JOINT VENTURES (CONTINUED)

         At formation during 1998, the Company's share of the underlying net assets of Biomedical Diagnostics, LLC exceeded the investment by $750,000. The excess results from the technology contributed to the joint venture and is being amortized into income by increasing the Company's share of net income using a straight-line method over three years. The investment in joint ventures is computed as follows:

         Beginning balance                                             $     -
         Amortization of underlying assets in excess of investment       250,000
         Net loss                                                       (190,187)
                                                                        --------
         Investment in joint ventures                                  $  59,813
                                                                        --------
                                                                        --------


         At formation during 1998, the Company's share of the underlying net assets of BioMed Technologies, LLC exceeded the investment by $125,000. The excess relates to the technology contributed to the joint venture and is being amortized into income by increasing the Company's share of net income using a straight-line method over three years. The Company's share of losses incurred by the joint venture to date exceed the amortization taken on income. The net effect is that the Company will recognize no loss from the joint venture for 1999.

NOTE 8 - NONQUALIFIED STOCK OPTION PLAN

         During the year ended December 31, 1999, the Company granted stock options for 2,500 shares of the Company's stock under a nonqualified stock option plan. These shares are in addition to the 37,500 shares granted in prior periods. The stock options were granted to the Company's Board of Directors. The options are exercisable at $.05 per share for common stock valued at $25 per share at the time the options were granted. The options partially vest on December 16, 2000 with the remainder vesting on January 16, 2001.

         In addition, the Company granted stock options for 111,111 shares to a key employee of the Company and 1,050 stock option warrants to certain investors. These options are exercisable at $25 per share for common stock valued at $25 per share at the time the options were granted.

BIOTHERAPIES, INC.
(A DEVELOPMENT STAGE COMPANY)
--------------------------------------------------------------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                               DECEMBER 31, 1999

NOTE  8  - NONQUALIFIED STOCK OPTION PLAN (CONTINUED)

         Under the intrinsic value method of accounting for nonqualified stock options, the Company recognized $3,898 of expense for the year ended
         December 31, 1999 and $359,436 for the period from inception to December 31, 1999.

         As of December 31, 1999, options outstanding are as follows:

                            NUMBER                                    NUMBER
                        OUTSTANDING AT                            OUTSTANDING AT
         EXERCISE         DECEMBER 31,             EXERCISE         DECEMBER 31,
          PRICE              1999                   PRICE              1999
         --------         ------------             --------         ------------
         $ 0.01             21,250                12/16/2008          21,250
           0.01             16,250                02/25/2002          16,250
          25.00              1,050                10/01/2004           1,050
          25.00            111,111                05/20/2004          33,334
                                                 to 05/20/2009
           0.05              2,500                12/16/2009             -
                           -------                                    ------
                           152,161                                    71,884
                           -------                                    ------
                           -------                                    ------


NOTE  9  - EMPLOYEE INCENTIVE STOCK OPTION PLAN

         During the year, the Company established the Biotherapies Incorporated Employee Incentive Stock Option Plan (the "Plan") to provide an incentive for key employees as determined under the discretion of the Company's Board of Directors. The aggregate number of common shares available for grant under the Plan may not exceed 5 percent of the Company's authorized common stock. There was no activity in the Plan as of December 31, 1999.

NOTE 10 - RELATED PARTY TRANSACTIONS

         The Company received $1,140,000 in revenue from Biolabs, Inc., a joint venture partner, as compensation for research and other activities. Under the agreement, the Company can earn an additional $2,000,000 if certain milestones are reached.

         The  Company  also  received   $110,000  in  revenue  from  the  BioMed
         Technologies, LLC joint venture to cover expenses incurred for research related to this venture.

BIOTHERAPIES, INC.
(A DEVELOPMENT STAGE COMPANY)
--------------------------------------------------------------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                               DECEMBER 31, 1999

NOTE 10 - RELATED PARTY TRANSACTIONS (CONTINUED)

         During the year ended December 31, 1999, the Company received $50,000 in management fees from the Biomedical Diagnostics, LLC joint venture.

         The Company subleases its operating facilities from a company related through common control. Rent expense totaled $36,300 for the year ended December 31, 1999 and $93,800 for the period from inception to December 31, 1999.

NOTE 11 - CASH FLOWS

         Significant noncash investing and financing activity includes the following:

                                                                    YEAR ENDED     MARCH 1, 1995
                                                                    DECEMBER 31,  (INCEPTION) TO
                                                                       1999      DECEMBER 31, 1999
                                                                    ------------ -----------------
         Legal and advisory expenses incurred in
           connection with nonqualified stock option plan            $  3,898      $359,436
         Common stock issued in exchange for deposits
           (debt)                                                        --          68,200
         Acquisition of patent/licensing rights in
           exchange for note payable                                     --          75,072
         Capital lease obligation incurred                               --          93,483

         Cash paid for interest and income taxes is as follows:

                                                                  YEAR ENDED    MARCH 1, 1995
                                                                 DECEMBER 31,  (INCEPTION) TO
                                                                     1999     DECEMBER 31, 1999
                                                                   --------   -----------------
         Interest                                                   $22,213       $55,998
         Income taxes                                                 --            --

BIOTHERAPIES, INC.
(A DEVELOPMENT STAGE COMPANY)
--------------------------------------------------------------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                               DECEMBER 31, 1999

NOTE 12 - INCOME TAXES

         No tax provision was required for the year ended December 31, 1999 or for the period from inception to December 31, 1999, since the Company incurred a net operating loss, which has been fully reserved.

         The details of the net deferred tax asset are as follows at December 31, 1999:

         Total deferred tax assets                                  $ 751,000
         Valuation allowance recognized for deferred tax assets      (751,000)
                                                                     --------
         Net deferred tax asset                                     $    -
                                                                     --------
                                                                     --------


         The Company has net operating loss carryforwards for tax purposes of approximately $2,080,000 that will expire beginning in 2011.

NOTE 13 - RECAPITALIZATION

         During the year, the Company formed no par value Series A voting preferred stock. The Company's chief executive officer and principal stockholder exchanged 10,000 shares of no par value Class A common stock for 10,000 no par value Series A preferred stock. No other shares of Series A preferred stock were issued.

NOTE 14 - SUBSEQUENT EVENT

         Subsequent to December 31, 1999, the Company granted stock options for 16,000 shares to an employee of the Company. These options are excercisable at $.01 per share for common stock valued at $25 per share at the time the options were granted. Under the intrinsic value method of accounting for nonqualified stock options, the Company will recognize $399,840 of expense relating to these options in the year ending December 31, 2000.